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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  May 18, 2000


                          Hanover Compressor Company
                        -------------------------------
              (Exact name of registrant as specified in charter)


Delaware                            1-3071               76-0625124
--------                            ------               ----------
 (State of                        (Commission            (IRS Employer
Organization)                     File Number)          Identification No.)


12001 North Houston Rosslyn
Houston, Texas                                          77086
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(Address of principal executive offices)               (Zip Code)


Registrant's Telephone Number, including area code:  (281) 447-8787
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable
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Item 5. Other Events
        ------------

Stock Split

     On May 18, 2000, the Board of Directors of Hanover Compressor Company (the "Company") declared a two-for-one stock split of its common stock in the form of a 100% stock dividend (the "Stock Split"). The stock dividend will be paid to shareholders of record as of May 30, 2000. Following the split, the total number of outstanding shares of common stock will be approximately 58,453,000.

     On May 18, 2000, the Company issued a press release announcing the Stock Split. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits
        ---------------------------------

        (a) Financial Statements of Business Acquired.

            Not applicable.

        (b) Unaudited Pro Forma Combined Financial Information.

            Not applicable.

        (c) Exhibits.

            99.1  Press Release of the Company, dated May 18, 2000.

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                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         Hanover Compressor Company

                         By:    /s/ William S. Goldberg
                            ---------------------------
                                   William S. Goldberg
                                   Executive Vice President


Date: May 23, 2000